UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2018

RESOURCES CONNECTION, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue

Irvine, CA 92614

(Address of principal executive offices, including zip code)

(714) 430-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of stockholders of the Company was held on October 16, 2018. Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors. The stockholders elected the following four directors to hold office for a three-year term expiring at the 2021 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Susan J. Crawford	24,711,587	486,694	5,472	3,682,055
Donald B. Murray	24,740,911	454,856	7,986	3,682,055
A. Robert Pisano	24,354,382	841,301	8,071	3,682,054
Michael H. Wargotz	24,863,816	331,966	7,971	3,682,055

Appointment of RSM US LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,640,645	239,766	5,396	—

Advisory Vote on Named Executive Officer Compensation. The stockholders voted to approve, on an advisory basis, the named executive officer compensation described in the proxy statement for the annual meeting of stockholders. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
24,584,470	555,004	64,265	3,682,069

Item 8.01	Other Events.

On October 16, 2018, the Board of the Company declared a regular quarterly dividend of $0.13 per share on the Company’s common stock. The dividend is payable on December 11, 2018, to shareholders of record on November 13, 2018 (with an ex-dividend date of November 11, 2018). The Company’s Board will assess and approve future dividends quarterly.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces Quarterly Dividend Payment Date,” issued October 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

October 19, 2018	By:	/s/ Kate W. Duchene
		Name:	Kate W. Duchene
		Title:	Chief Executive Officer